Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND GUARANTY

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND GUARANTY, dated as of September 20, 2021 (this “Amendment”), is by and among INVITAE CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, and PERCEPTIVE CREDIT HOLDINGS III, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”). Reference is made to the Credit Agreement and Guaranty, dated as of October 2, 2020, among the Borrower, certain subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended by this Amendment.
RECITALS
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend clause (g) of Section 9.01 of the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENT TO CREDIT AGREEMENT; OTHER AGREEMENTS
SECTION 1.01. Amendment to the Credit Agreement.  As of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    clause (g) of Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(g) ordinary course of business equipment financing and leasing and Capital Lease Obligations; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, and (ii) the aggregate outstanding principal amount of such Indebtedness (inclusive of all Capital Lease Obligations) shall not exceed $50,000,000 (or the Equivalent Amount in other currencies) at any time;”
(b)    the proviso to Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“provided that, in the case of Indebtedness permitted under clauses (g), (i)(y) and (o) above, the aggregate amount of such Indebtedness shall in no event exceed $100,000,000 at any time outstanding.”

ARTICLE II
ACKNOWLEDGEMENT, AGREEMENT AND CONSENT
SECTION 2.01. Each Obligor confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Obligor under each Loan Document to which such Obligor is a party shall not be impaired and each Loan Document to which such Obligor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
SECTION 2.02. Each Obligor hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment.
ARTICLE III
CONDITIONS PRECEDENT
SECTION 3.01. Conditions to Effectiveness of this Amendment. This Amendment shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent (the date satisfaction of such conditions being referred to as the “Amendment Effective Date”):
(a)    Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and each of the Lenders.
(b)    Costs and Expenses, Etc. The Administrative Agent shall have received for its account and the account of each Lender all reasonable and documented fees, costs and expenses due and payable to them pursuant to Section 14.03 of the Credit Agreement (including the Administrative Agent’s and each Lender’s reasonable and documented legal fees and out-of-pocket expenses).
ARTICLE IV
MISCELLANEOUS
SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis.
SECTION 4.02. Effect of Amendment.
(a)    On and after the Amendment Effective Date, each reference in any Loan Document (other than this Amendment) to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
(c)    Except as expressly and specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not (i) amend or otherwise modify any term or provision of the Credit Agreement or any other Loan Document; or (ii) operate as a waiver of any right, power or remedy of any holder of Obligations, the Administrative Agent or any Lender under any Loan Document or applicable Law, or any term or provision of the Credit Agreement or any other Loan Document.
SECTION 4.03. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, any electronic symbol or process attached to, or logically associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record) and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recording system to the fullest extent permitted by applicable law.
SECTION 4.04. Binding Nature. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
SECTION 4.05. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
SECTION 4.06. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.
SECTION 4.07. Integration. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.

BORROWER
INVITAE CORPORATION
By /s/ Tom Brida________________________
Name: Tom Brida
Title: General Counsel

[Signature page to Amendment No. 2 to Credit Agreement and Guaranty]

SUBSIDIARY GUARANTORS
GENETIC SOLUTIONS, LLC
By Invitae Corporation, its Sole Member

By /s/ Tom Brida ___________ __ _ _____ _
Name: Tom Brida
Title: General Counsel
GOOD START GENETICS, INC.

By /s/ Sean George ________________ ________
Name: Sean George
Title: Chief Executive Officer
OMMDOM INC.

By /s/ Sean George _________________ ____ ___
Name: Sean George
Title: Chief Executive Officer
YOUSCRIPT, LLC

By /s/ Tom Brida __________ _____________ __
Name: Tom Brida
Title: President
ARCHERDX, LLC

By /s/ Tom Brida _________ ________ ________
Name: Tom Brida
Title: President
ARCHERDX CLINICAL SERVICES, INC.

By /s/ Tom Brida _________ ______ _______ ___
Name: Tom Brida
Title: General Counsel and Secretary
REFERENCE GENOMICS, LLC

By /s/ Tom Brida _______ ___________ _______
Name: Tom Brida
Title: President

[Signature page to Amendment No. 2 to Credit Agreement and Guaranty]

GENOSITY, LLC

By /s/ Tom Brida __________ ______ ____ _ _ _ _
Name: Tom Brida
Title: President
MEDNEON LLC
By Invitae Corporation, its Sole Member

By /s/ Tom Brida ____ _____ ____ ____ ____ __ _
Name: Tom Brida
Title: General Counsel

[Signature page to Amendment No. 2 to Credit Agreement and Guaranty]

PERCEPTIVE CREDIT HOLDINGS III, LP, as the Administrative Agent and a Lender
By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner
By /s/ Sandeep Dixit ______ _____ _ ___ ____ ___
Name: Sandeep Dixit
Title: Chief Credit Officer
By /s/ Sam Chawla ___ _ _____ ____ ____ ___
Name: Sam Chawla
Title: Portfolio Manager

[Signature page to Amendment No. 2 to Credit Agreement and Guaranty]